UNAUDITED CONDENSED COMBINED PRO FORMA
FINANCIAL INFORMATION

The following unaudited pro forma condensed balance sheet as of December 31, 2012 combines the historical consolidated balance sheet of Selway Capital Acquisition Corporation (the "Company" or "SCAC") as of December 31, 2012, and the balance sheet of Healthcare Corporation of America and Subsidiaries ("HCCA") as of December 31, 2012, under the acquisition method of accounting, giving effect of the exchange of shares between the Company and HCCA. SCAC shall be the surviving, publicly-traded legal entity. However, HCCA shall be treated as the accounting acquirer in this transaction due to the following factors:

1)	HCCA’s management pre-closing shall be the same as the management of SCAC post-closing

2)	The board of directors of HCCA pre-closing shall still represent the majority of directors of SCAC post closing, with one new director being added for SCAC

3)	The majority of shares post-closing shall still be owned by HCCA selling shareholders, who shall represent 60% of SCAC shares outstanding, if all shares subject to conversion in our post-closing tender offer, actually convert to Series C (non-redeemable) common shares, and 68% of SCAC shares outstanding if all shares subject to conversion do not convert to Series C shares and just opt to receive their pro rata cash in trust at the time of the post-closing tender offer. Estimates of HCCA’s ownership do not include shares underlying warrants held by public investors and the SCAC sponsors or the restricted shares held by management. However, HCCA shareholders would still have 50% of SCAC shares post-closing when including warrants and restricted shares and assuming all Series A shares convert to Series C shares, and 54% of SCAC shares post-closing if all shares subject to conversion do not convert to Series C shares and just opt to receive their pro rata cash in trust at the time of the post-closing tender offer

The unaudited pro forma condensed combined financial information is for illustrative purposes only and should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations of HCCA,” and the consolidated financial statements of HCCA and the related notes thereto included elsewhere in this Form 8-K. The historical financial information has been adjusted to give effect to pro forma events that are related and/or directly attributable to the business combination, are factually supportable and are expected to have a continuing impact on the combined company’s results. The unaudited pro forma condensed combined financial statements do not purport to represent what the results of operations or financial condition of the combined company would actually have been had the business combination in fact occurred as of such date or to project the combined company’s results of operations for any future period or as of any future date.

At the closing of the business combination, all the outstanding shares of HCCA common stock will be exchanged for the right to receive, in the aggregate, 5,200,000 shares of SCAC Series C common stock. Interest free sellers’ notes shall also be issued with an aggregate face value of $7,500,000 and these shall be paid from 75% of 25% of the combined company’s free cash above $2 million, measured annually. The management team shall receive 1,500,000 restricted shares of SCAC over the three years following the transaction, as well as interest free management notes, which in aggregate total $2,500,000, and which shall also be paid from 25% of 25% of free cash flow above $2,000,000 measured annually. HCCA shareholders and management shall have the right to receive, Earnout Payment Shares, which shall be issued as follows: (i) 1,400,000 shares if the combined company achieves consolidated gross revenue of $150,000,000 for the twelve months ended March 31, 2014 or June 30, 2014; and (ii) 1,400,000 shares if the combined company achieves consolidated gross revenue of $300,000,000 for the twelve months ended March 31, 2015 or June 30, 2015. In the event the combined company does not achieve the first earnout threshold, but does achieve the second earnout threshold, then all of the Earnout Payment Shares shall be issued. If the combined company consolidates, merges or transfers substantially all of its assets prior to June 30, 2015 at a valuation of at least $15.00 per share, then all of the Earnout Payment Shares not previously paid out shall be issued immediately prior to such transaction.

The following unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2012, combines the historical consolidated statement of operations of SCAC for the year ended December 31, 2012 and the consolidated statement of operations of HCA for the year ended December 31, 2012, giving effect to exchange of shares as if it had occurred on January 1, 2012.

The unaudited pro forma condensed consolidated financial statements are based on the estimates and assumptions set forth in the notes to such statements, which have been made solely for purposes of developing such pro forma information. The pro forma adjustments are based upon available information and certain assumptions that are factually supportable and that we believe are reasonable under the circumstances, and are subject to revision. The unaudited pro forma condensed consolidated financial statements are presented for informational purposes only, and we cannot provide any assurances that the assumptions used in the preparation of the pro forma condensed consolidated financial statements will ultimately prove to be correct. The unaudited pro forma information is not necessarily indicative of the financial position or results of operations that may have actually occurred had the exchange of shares taken place on the dates noted or the future financial position or operating results of the combined company.

SELWAY CAPITAL ACQUISITION CORPORATION

PRO FORMA CONDENSED COMBINED BALANCE SHEET

as of December 31, 2012

	SCAC (As	HCCA		Pro Forma (Business Combination Adjustments)	Pro Forma (Business Combination)	Pro Forma (No shares tendered)		Pro Forma (No shares tendered)	Pro Forma (Maximum shares tendered)		Pro Forma (Maximum conversion)
	Reported)					Adjustments		Combined	Adjustments		Combined
Assets

Cash	$5,036	$1,791,089	4	$4,692,859	$6,273,135	7	$10,258,797	$16,531,932	8	$(10,258,711)	$6,273,221
			2	(115,849)
			6	(100,000)

Other current assets	6,739	3,960,701	2	(488,229)	3,479,211			3,479,211		-	3,479,211

Property and equipment	-	1,114,055			1,114,055			1,114,055		-	1,114,055

Restricted cash held in trust	20,600,086	-	2	(2,781,000)	10,461,940	7	(10,461,940)	-			-
			4	(7,357,146)

Other assets	3,554	124,874			128,428			128,428		-	128,428

Total Assets	$20,615,415	$6,990,719		$(6,149,365)	$21,456,769		$(203,143)	$21,253,626		$(10,258,711)	$10,994,915

Liabilities and
Stockholders' Equity

Accounts payable, accrued expenses and other current liabilities	$812,405	$2,116,688	4	$(142,857)	$2,489,387	7	$(203,143)	$2,286,244			$2,286,244
			2	(196,849)
			6	(100,000)

Note payable	-	4,947,613	1	5,406,563	5,406,563			5,406,563			5,406,563
			2	(4,947,613)

Management incentive notes payable			3	1,802,188	1,802,188			1,802,188			1,802,188

Redeemable preferred stock	-	458,800	2	(458,800)	-			-			-

			5	(693,333)

Total current liabilities	812,405	7,523,101		669,299	9,698,138		(203,143)	9,494,995		-	9,494,995

Long term debt and other non-current liabilities	-	463,515			463,515			463,515			463,515
Warrant liability	2,253,333	518,587	2	(364,537)	1,714,050			1,714,050			1,714,050
Total long term liabilities	2,253,333	982,102		(364,537)	2,177,565		-	2,177,565		-	2,177,565

Total liabilities	$3,065,738	$8,505,203		$304,762	$11,875,703		$(203,143)	$11,672,560		$-	$11,672,560

Ordinary shares subject to possible redemption, 1,500,000 shares (at redemption value)	15,150,000	-	4	(7,214,289)	7,935,711	7	(7,935,711)	-			-

Total Temporary Equity	15,150,000	-		(7,214,289)	7,935,711		(7,935,711)	-		-	-

Stockholders' equity (deficiency):

Common stock	250	3,556,056	1	(3,555,536)	872			872	8	(102)	770
			2	92
			5	10

Additional paid in capital	5,098,941	-	1	(4,620,541)	8,052,769	7	7,935,711	15,988,480	8	(10,258,609)	5,729,871
			2	3,683,708
			3	(1,802,188)
			4	(2,521,430)
			4	7,214,289
			5	999,990

Stock Redemption	-	(100,000)	1	100,000	-			-

Accumulated deficit	(2,699,514)	(4,970,540)	1	2,669,514	(6,408,286)			(6,408,286)			(6,408,286)
			2	(1,101,079)
			5	(306,667)

Stockholders' equity (deficiency)	2,399,677	(1,514,484)		760,162	1,645,355		7,935,711	9,581,066		(10,258,711)	(677,645)

Total Liabilities & Stockholders' Equity	$20,615,415	$6,990,719 #		$(6,149,365)	$21,456,769		$(203,143)	$21,253,626		$(10,258,711)	$10,994,915

SELWAY CAPITAL ACQUISITION CORPORATION

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

December 31, 2012

1	To recognize closing consideration to HCCA shareholders and to combine the shareholders' deficiency of HCCA, the accounting acquirer, with the stockholders’ equity of SCAC and give effect to the issuance of 5,200,000 shares of SCAC’s $.0001 par value common stock and $7.5 million of promissory sellers' notes, which have a present value of $5,406,563

Common stock	$3,555,536
Additional paid in capital	$4,620,541
Stock redemption		$100,000
Accumulated deficit		$2,669,514
Notes payable		$5,406,563

2	To reflect repayment of $5,925,000 bridge notes payable, recognition of unamortized bridge loan discount of $977,387 as interest expense and the conversion of redeemable preferred stock into 592,500 shares of SCAC par value $0.0001 common stock

Bridge loan principal amount		$5,925,000

Shares of 5% Shareholders who are also bridge loan holders, and who are electing to convert their shares from Redeemable Series A Redeemable Common to Series C Common. HCCA will use the cash released from trust related to these shares pay down the bridge loan of these investors		270,000	(a)

Cash released from Trust from these investors (270,000 shares X $10.30/share)		$2,781,000
- Underwriters' discount in trust, paid to UW	$0.20	$54,000
- Payment of bridge principal		$2,700,000
Net Cash to HCCA from share conversion and payment of bridge loan		$27,000

- Interest paid in cash (entire bridge)		$142,849	(b)
Net Cash paid by HCCA		$(115,849)

Principal balance remaining on bridge loan		$3,225,000
New Series C Common Shares issued related to conversion of bridge loan balance at $10/share		322,500

(a) Shares held by shareholders owning at least 5% of Selway Series A Redeemable Common shares, who are also HCCA bridge loan holders and are electing to convert their Series A Common shares to Series C common, while HCCA is committing to pay back their bridge loan debt with the proceeds released from trust due to the conversion.

(b) Interest on the bridge loan shall be paid in cash to all holders of bridge notes.

Notes payable	$4,947,613
Redeemable preferred stock	458,800
Warrant liability	364,537		(c)
Common stock		$92
Cash in trust		2,781,000
Deferred underwriting compensation	54,000
Cash		115,849
Retained earnings	1,101,079
Accrued interest payable	142,849
Additional paid in capital		3,683,708
Prepaid loan fees		488,229

(c) Reflects revaluation of 296,250 warrants of Selway held by bridge loan holders valued by HCCA at $518,587, and valued like Selway IPO warrants, at $0.52/warrant, or $154,050, as of the business combination.

F-1

3	To reflect the issuance of $2,500,000 Management Sellers' Notes, which are part of the consideration, and which have a present value of $1,802,188. Managers are also shareholders and part of the transaction has these managers receiving extra consideration for their stakes in HCCA.

Additional paid-in capital	$1,802,188
Management incentive notes payable		$1,802,188

4	To reflect sale of new 714,286 Series C Common shares to third parties upon holders of 714,286 Series A Redeemable Common shares agreeing to waive redemption rights and convert their shares into Series C common shares, as follows:

Size of offering to investors		$5,000,000
Price per share		$7.00
Shares converting from Series A Redeemable Common (backed by cash in trust) to Series C		714,286	(d)

Cash in trust per Series A Redeemable Common Share		$10.30

Cash Released from Trust		$7,357,146	(d)
- Underwriters' discount in trust	$0.20	$142,857
- Cash back to shareholder of Series A Redeemable Common	$3.53	$2,521,430

= Net Cash to HCCA		$4,692,859

Net Cash per Share to HCCA		$6.57

(d)	Shareholders owning these shares shall agree not to redeem, causing the trust to release $10.30 per share to HCCA, and HCCA shall pay these shareholders $3.53/share in cash, pay the underwriters $0.20/share, and keep $6.57/share

Cash	4,692,859
Cash in trust		7,357,146
Deferred underwriting compensation	142,857
Additional paid in capital	2,521,430
Shares subject to redemption	7,214,289
Additional paid in capital		7,214,289

5	To reflect conversion of 1,333,333 sponsor warrants into 100,000 Series C common shares at a price of $10 per share and to reflect compensation expense of $306,667 on the difference in value between the warrants exchanged for shares

Additional paid in capital	10
Common stock		10
Warrant liability	693,333
Additional paid in capital		1,000,000
Retained earnings	306,667

6	To reflect payment of deferred legal fees at closing of business combination

Deferred legal fees	100,000
Cash		100,000

7	To reflect the release of funds raised by Selway Capital Acquisition Corporation's initial public offering and reclassification of shares subject to redemption

Cash	$10,258,797
Cash in trust		$10,461,940
Deferred underwriting compensation	203,143
Shares subject to redemption	7,935,711
Additional paid in capital		7,935,711

8	To record the payment of common stock subject to conversion assuming minimum stockholder conversion to Series C Common, post business combination, (1,015,714 shares at $10.30 per share) and return of accrued underwriters fees of $203,143

Cash		$10,258,711
Common stock	$102
Additional Paid-in capital	10,258,609

SELWAY CAPITAL ACQUISITION CORPORATION

PRO FORMA CONDENSED COMBINED INCOME STATEMENT

FOR THE YEAR ENDED DECEMBER 31, 2012

	For the Year Ended			Business	Business		Pro Forma	Pro Forma	Pro Forma
	December 31, 2012			Combination	Combination	Pro Forma	Combined	Adjustments	Combined
	SCAC	HCA		Adjustments	Combined	(No shares tendered)	(No shares tendered)	(Maximum Shares Tendered)	(Maximum Shares Tendered)
	(AS Reported)					Adjustments

Sales	$-	$38,401,140			$38,401,140		$38,401,140		$38,401,140
Cost of Sales	-	31,650,232			31,650,232		31,650,232		31,650,232
Gross Profit	-	6,750,908			6,750,908		6,750,908		6,750,908

General and administrative expense	348,091	7,299,603			7,647,694		7,647,694		7,647,694
Loss before other income (loss)	(348,091)	(548,695)			(896,786)		(896,786)		(896,786)

Change in fair value of warrants	(2,253,333)				(2,253,333)		(2,253,333)		(2,253,333)
Stock-based compensation			(1)	(3,500,000)	(3,500,000)		(3,500,000)		(3,500,000)
Interest Expense			(2)	(650,000)	(650,000)		(650,000)		(650,000)
Other income (loss)	17,474	(640,286)			(622,812)		(622,812)	-	(622,812)

Net loss	$(2,583,950)	$(1,188,981)		$(4,150,000)	$(7,922,931)	$-	$(7,922,931)	$-	$(7,922,931)

Net loss per common share to controlling interests

Basic and diluted net loss per ordinary share	$(1.03)	$(0.03)			$(0.91)		$(0.91)		$(1.03)

Weighted average ordinary shares outstanding - basic and diluted	2,500,000	38,939,909	(3)		8,715,000		8,715,000		7,699,286

See notes to unaudited condensed combined pro forma income statement.

F-2

SELWAY CAPITAL ACQUISITION CORPORATION
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT
For the Year Ended December 31, 2012

1.	To reflect stock-based compensation to HCCA management related to the first 500,000 shares of SCAC to be granted in 2013 at a price per share of $7, which is the transaction price per share.

Stock-based compensation	$3,500,000

2.	To reflect imputed interest on Sellers' Notes, which collectively total $10 million with $7,500,000 being for the benefit of all shareholders and $2,500,000 being consideration for the benefit of the manager-owners. The interest rate used is HCCA's estimated borrowing cost of 6.5%, and no principal payments are assumed during 2013. This pro forma expense shows the imputed interest as if the notes were in place for all of 2013.

Interest Expense	$650,000

3.	Pro forma net loss per share was calculated by dividing pro forma net loss by the weighted average number of shares as follows:

	Pro Forma (At Business Combination)	Pro forma (No shares tendered)	Pro forma (Maximum shares tendered)
SCAC Shareholders	2,600,000	2,600,000	1,584,286
HCCA selling shareholders	5,200,000	5,200,000	5,200,000
Other HCCA shareholders	915,000	915,000	915,000
Total	8,715,000	8,715,000	7,699,286

For the scenarios listed above, Pro Forma (At Business Combination) and Pro Forma (No shares tendered), SCAC shareholders include 984,286 Series C common shares, which are the result of the same number of Series A Redeemable common shares electing not to redeem at the Business Combination. SCAC shareholders also includes 1,015,714 Series A Redeemable common shares remaining at the time of the Business Combination, and 600,000 Series C Common shares held by the sponsor.

HCCA shareholders include 5,200,000 Series C common shares paid to HCCA shareholders at closing of the business combination, 592,500 Series C common shares issued in exchange for HCCA’s preferred stock, and 322,500 Series C common shares issue in exchange for HCCA’s bridge loan.

For the scenario list above, Pro Forma (Maximum shares tendered), the 1,015,714 Series A Redeemable common shares are all redeemed by shareholders, all other shares described above remain the same.